THE BEEHIVE FUND (the “Fund”)

Supplement dated June 17, 2019 to the Prospectus dated May 1, 2019, as supplemented

In April 2019, Spears Abacus Advisors LLC (the “Advisor”), the investment adviser to the Fund, advised the Board of Trustees (“Board”) of Forum Funds (“Trust”) that a person holding a controlling interest in the voting securities of the Advisor would be transferring that controlling interest to certain other employees of the Advisor, which would cause the Advisor to experience a change of control, resulting in the automatic termination of the original investment advisory agreement between the Trust and the Advisor.

In anticipation of the change in control of the Advisor, and to provide for continuity of management, on June 13, 2019, the Board approved the termination of the original advisory agreement, effective at the close of business on June 30, 2019, and reappointed the Advisor as the Fund’s investment adviser pursuant to an Interim Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Advisor (the “Interim Agreement”).  The Interim Agreement will remain in effect until the earlier of (i) 150 days from July 1, 2019 and (ii) the date that the Fund’s shareholders approve a new investment advisory agreement for the Fund.

On June 13, 2019, the Board also approved a new investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “New Agreement”) and determined to submit the New Agreement to the Fund’s shareholders for their approval. The New Agreement will replace the Interim Agreement if the shareholders approve the New Agreement at the special meeting of shareholders scheduled to take place on or about August 30, 2019.

Additional information regarding the New Agreement is expected to be provided in connection with the solicitation of Fund shareholder approval of the New Agreement, including a proxy statement to be sent to shareholders of the Fund, as of a specified record date.

As a result of the changes described above, the Prospectus is supplemented as follows:

1.	The section entitled “Investment Advisor” on page 10 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Investment Advisor

Effective July 1, 2019, Spears Abacus Advisors LLC (“Advisor”) was appointed to serve as the interim investment adviser to the Fund pursuant to an Interim Investment Advisory Agreement (“Interim Agreement”) entered into between the Trust, on behalf of the Fund, and the Advisor. The Interim Agreement will remain in effect for no more than 150 days from July 1, 2019 or until Fund shareholders approve a new investment advisory agreement, whichever is earlier.

The Advisor is located at 147 East 48th Street, New York, New York 10017. The Advisor is a registered investment advisor under the Investment Advisers Act of 1940 and has provided investment advisory and management services to clients since 2007. The Advisor is an independent investment advisory firm that currently manages assets for individuals, charitable institutions, tax-exempt funds and corporations, partnerships and other business entities. As of March 31, 2019, the Advisor had approximately $1.33 billion of assets under management.

Subject to the general oversight of the Board, the Advisor makes investment decisions for the Fund. The Advisor receives an annual advisory fee from the Fund at an annual rate equal to 0.75% of the Fund’s average annual daily net assets under the terms of the Interim Agreement and would be paid at an annual rate equal to 0.75% of the Fund’s average annual daily net assets under the New Agreement, if approved by the shareholders. The Advisor has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 0.99% through April 30, 2020 (“Expense Cap”).

The Expense Cap may only be raised or eliminated with the consent of the Board. The Advisor may be reimbursed by the Fund for fees waived and expenses reimbursed by the Advisor pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

A discussion summarizing the basis on which the Board approved the Interim Agreement will be included in the Fund’s semi-annual report for the period ending June 30, 2019.

* * *

For more information, please contact a Fund customer service representative at (866) 684-4915 (toll free).

PLEASE RETAIN FOR FUTURE REFERENCE.

THE BEEHIVE FUND (the “Fund”)

Supplement dated June 17, 2019 to the Statement of Additional Information (“SAI”) dated
May 1, 2019, as supplemented

In April 2019, Spears Abacus Advisors LLC (the “Advisor”), the investment adviser to the Fund, advised the Board of Trustees (“Board”) of Forum Funds (“Trust”) that a person holding a controlling interest in the voting securities of the Advisor would be transferring that controlling interest to certain other employees of the Advisor, which would cause the Advisor to experience a change of control, resulting in the automatic termination of the original investment advisory agreement between the Trust and the Advisor.

In anticipation of the change in control of the Advisor, and to provide for continuity of management, on June 13, 2019, the Board approved the termination of the original advisory agreement, effective at the close of business on June 30, 2019, and reappointed the Advisor as the Fund’s investment adviser pursuant to an Interim Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Advisor (the “Interim Agreement”).  The Interim Agreement will remain in effect until the earlier of (i) 150 days from July 1, 2019 and (ii) the date that the Fund’s shareholders approve a new investment advisory agreement for the Fund.

On June 13, 2019, the Board also approved a new investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “New Agreement”) and determined to submit the New Agreement to the Fund’s shareholders for their approval. The New Agreement will replace the Interim Agreement if the shareholders approve the New Agreement at the special meeting of shareholders scheduled to take place on or about August 30, 2019.

Additional information regarding the New Agreement is expected to be provided in connection with the solicitation of Fund shareholder approval of the New Agreement, including a proxy statement to be sent to shareholders of the Fund, as of a specified record date.

As a result of the changes described above, the SAI is supplemented as follows:

1.
In the “Board of Trustees, Management and Service Providers” section of the SAI, in the sub-section entitled “F. Investment Advisor,” the paragraphs entitled “Services of Advisor,” “Ownership of Advisor” and “Advisory Agreement” beginning on page 19 are hereby deleted in their entirety and replaced with the following:

Services of Advisor. Effective July 1, 2019, Spears Abacus Advisors LLC (“Advisor”) was appointed to serve as the interim investment adviser to the Fund pursuant to an Interim Investment Advisory Agreement (“Interim Agreement”) entered into between the Trust, on behalf of the Fund, and the Advisor. The Interim Agreement will remain in effect for no more than 150 days from July 1, 2019 or until Fund shareholders approve a new investment advisory agreement, whichever is earlier.

Under the Interim Agreement, the Advisor furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Advisor may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Advisor. The Advisor is owned by certain employees of the Advisor and related entities.

Advisory Agreement. Effective July 1, 2019, the Board appointed the Advisor to serve as the interim investment adviser to the Fund, and commence management of the Fund pursuant to the Interim Agreement. The Interim Agreement will remain in effect for no more than 150 days from July 1, 2019 or until Fund shareholders approve a new investment advisory agreement, whichever is earlier.

The Interim Agreement is terminable, without penalty, on 60 days’ written notice by the Board or by a vote of a majority of the voting securities of the Fund, or by the Advisor on 60 days’ written notice to the Trust. The Interim Agreement terminates immediately in the event of its assignment. Under the Interim Agreement, the Advisor is not liable for any mistake of judgment or mistake of law, or any event whatsoever except for lack of good faith or by reason of bad faith, willful misfeasance, or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Interim Agreement.

* * *
For more information, please contact a Fund customer service representative at (866) 684-4915 (toll free).

PLEASE RETAIN FOR FUTURE REFERENCE.